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                                                                    Exhibit 99.2

     The following certification is provided by the undersigned Chief Financial Officer of PrivateBancorp, Inc. On the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION

     In connection with the Annual Report of PrivateBancorp, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on March 3, 2003 (the "Report"), I, Gary L. Svec, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         By: /s/ Gary L. Svec
                                             ------------------------------
                                         Name: Gary L. Svec
                                         Title: Chief Financial Officer

                                         Date: March 3, 2003